Exhibit 99.1

Quanergy’s 3D LiDAR Helps Waste Incineration Plant Optimize

Recycling Process and Reduce Environmental Impact in China

•	LiDAR-based IoT solution provides 3D modeling of waste piles to optimize the recycling process while reducing the plant’s environmental impact.

•	LiDAR data enables waste density measurement solution to prioritize waste incineration.

•	Quanergy’s LiDAR sensors feature industry-leading accuracy and 3D point cloud density.

Sunnyvale, CA July 27, 2021 — Quanergy Systems, Inc., a leading provider of OPA-based solid state LiDAR sensors and smart 3D solutions for automotive and IoT, today announced a new smart LiDAR deployment automating waste plant operations, to ensure process efficiency and minimize the environmental impact of a waste-to-energy incineration plant in China.

Deployed in collaboration with Hunan University, one of China’s top engineering research universities, and Hunan Qiaokang Bridge Health Intelligent Technology for Puxiang Bioenergy, Quanergy’s high accuracy M-Series 3D LiDAR sensors were applied to scan the surface of the waste piles at the incineration plant and create a 3D point cloud image, to accurately calculate the volume of the waste. The LiDAR solution from Quanergy features industry-leading high accuracy, through its angular resolution of 0.033 degrees, and point cloud density of up to 1.3 million points per second.

Through accurate volume data, the waste plant can estimate the density of the waste and apply estimation logic to determine the calorific value. For example, dry waste is less dense and has a higher calorific value than wet waste. With this rich and accurate 3D data, the recycling station can now effectively prioritize burning high calorific value dry fuels while giving wet wastes more time to dry out. This both improves overall efficiency and reduces carbon emissions.

“The data from Quanergy’s LiDAR sensors allows us to generate digital data sets that we can then use to optimize and scale the waste recycling process throughout an entire city and beyond,” said Professor Xiaogang Zhang, Deputy Dean of School of Electrical & Information Engineering, Hunan University. “A powerful industrial IoT application, the data from Quanergy’s sensors also gives insight into the operation of the power plant to monitor, measure, and predict the amount of power that can be generated from waste incineration.”

“Before LiDAR, there was no way to accurately measure the volume and density of the waste, critical data points for accurate calorific value estimation,” said Enzo Signore, CMO at Quanergy, “3D LiDAR opens up clear and valuable insights that were previously inaccessible in the 2D world, not only improving operational efficiency, but also making the air cleaner and healthier by reducing emissions.”

In addition to their accuracy, Quanergy’s 3D LiDAR sensors are robust and reliable, even in the harsh conditions of the incineration plant, providing over 60,000 hours of mean time between failure (MTBF). The sensors can be installed in any environment, indoor or outdoor, and provide reliable performance regardless of ambient lighting conditions. Furthermore, the solution can be easily scaled, compounding its value for the city.

For more information, visit www.quanergy.com

In June, Quanergy entered into a definitive merger agreement with CITIC Capital Acquisition Corp. (NYSE: CCAC) (“CCAC”). Upon closing of the transaction, the combined company will be named Quanergy Systems, Inc. and is expected to be listed on the New York Stock Exchange (NYSE) under the ticker symbol “QNGY.” The transaction is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions.

About Quanergy:

Quanergy is a Silicon Valley-based technology company that brings affordable, smart LiDAR and 3D perception technologies to the market. Its mission is to create powerful, affordable smart LiDAR solutions for automotive and IoT applications to enhance people’s experiences and safety. Quanergy has developed the only true 100% solid state CMOS LIDAR sensor built on optical phased array (OPA) technology to enable the mass production of low-cost, highly reliable 3D LiDAR solutions. Through Quanergy’s smart LiDAR solutions, businesses can now leverage real-time, advanced 3D insights to transform their operations in a variety of industries including industrial automation, physical security, smart cities, smart spaces, and much more. Quanergy solutions are deployed by over 350 customers across the globe. For more information, please visit us at www.quanergy.com.

Media Contact

Media@quanergy.com

Investor Relations

QuanergyIR@icrinc.com

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the implementation of 3D LiDAR solution in collaboration with Hunan University and Hunan Qiaokang Bridge Health Intelligent Technology for Puxiang Bioenergy, CCAC’s ability to consummate the proposed business combination, anticipated timing of the proposed business combination, and the combined company’s future products are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CCAC and Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CCAC or Quanergy. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of CCAC or Quanergy is not obtained; the inability to complete the PIPE offering in connection with the business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Quanergy; the amount of redemption requests made by CCAC’s shareholders; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect CCAC’s or Quanergy’s financial results is included from time to time in CCAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents CCAC has filed, or will file, with the SEC, including the final amended registration statement on Form S-4 that will include proxy statements/prospectus that CCAC will file with the SEC in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CCAC nor Quanergy presently know, or that CCAC and Quanergy currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CCAC’s and Quanergy’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither CCAC nor Quanergy gives assurance that either CCAC or Quanergy, or the combined company, will achieve its expectations. CCAC and Quanergy anticipate that subsequent events and developments will cause their assessments to change. However, while CCAC and Quanergy may elect to update these forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CCAC’s or Quanergy’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.